PRELIMINARY NOTICE AND PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Definitive Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

                       Cycle Country Accessories Corp.
               (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] Fee not required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        Cycle Country Accessories Corp.

                                                           May 21, 2007

Dear Stockholder:

       I am pleased to invite you to Cycle Country Accessories Corp.'s 2007 annual meeting of stockholders (the "Annual Meeting"). This year's meeting will be held on Tuesday, June 26, 2007, at Village
West Resort & Conference Center, Spirit Lake, Iowa, beginning at
5:30 p.m., local time. Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual
Meeting and Proxy Statement. A copy of our 2006 Annual Report on
Form 10-KSB is also enclosed.

       Whether or not you plan to attend the annual meeting, we hope you will have your shares represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. If you return your signed proxy but no voting instructions are given, your shares will be voted For each of the nominated Directors, For the ratification of our independent accountant, and For approval of the incentive compensation plan. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy card. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy and voting instructions so that your vote will be counted if you later decide not to attend the meeting.

                                          Sincerely,


                                          /s/ Randy J. Kempf
                                          -------------------
                                           Randy J. Kempf
                                          Chief Executive Officer

 The accompanying Proxy Statement is dated May 21, 2007 and is first being mailed to stockholders on or about May 31, 2007.

                       Cycle Country Accessories Corp.

              NOTICE OF THE 2007 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JUNE 26, 2007

       NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders (the "Annual Meeting") of Cycle Country Accessories Corp., a Nevada corporation, will be held on Tuesday, June 26, 2007, at 5:30 p.m., local time, at Village West Resort & Conference Center, Spirit Lake, Iowa , for the following purposes:

1.	to elect three directors for a term expiring at the 2010 annual meeting;

2.	to ratify the appointment of Henjes, Conner, & Williams, P.C. as the independent registered public accounting firm for our fiscal year ending September 30, 2007; and

3.	to approve our 2007 Incentive Compensation Plan; and

4.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

       The foregoing items of business are more fully described in the proxy statement accompanying this notice and incorporated by reference herein.

 	The board of directors has fixed the close of business on May 7, 2007 as the record date for the determination of holders of our common stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the annual meeting shall be open for the examination of any stockholder, for any purpose relevant to the annual meeting, during ordinary business hours, for a period of at least ten days prior to the annual meeting at our principal executive offices at 1701 38th Ave. West, Spencer, Iowa 51301.

	A copy of the Company's annual report on Form 10-KSB for its fiscal year ended September 30, 2006 accompanies this notice.

By Order of the Board of Directors
of Cycle Country Accessories Corp.


Spencer, Iowa

May 21, 2007

Your vote is important. Whether or not you expect to attend the annual meeting, please read the attached proxy statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation at the annual meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have given your proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain from such broker, bank or other nominee a proxy card issued in your name. Contact your broker, bank or other nominee for instructions.

                               PROXY STATEMENT

                 FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON JUNE 26, 2007

                           SOLICITATION OF PROXIES

       The enclosed proxy is solicited by the Board of Directors of Cycle Country Accessories Corp. (the "Company") to be voted at the 2007 Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at the Village West Resort & Conference Center, 20785 170th Street (Hwy
86), Spirit Lake, Iowa, beginning at 5:30 p.m. local time on June 26, 2007, or at any adjournment thereof. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed or given to shareholders on or about May 31, 2007. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope, and the shares represented thereby will be voted in accordance with your wishes.

       Solicitation of proxies is being made by the Company and will be made primarily by mail. In addition to solicitation by mail, officers, directors and employees of the Company may solicit personally, by mail or telephone if proxies are not promptly received. The cost of solicitation will be borne by the Company and will include reimbursement paid to banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses of forwarding solicitation materials to the beneficial owners of the Company's common stock.

The Company's principal office is located at 1701 38th Ave. West,
Spencer, Iowa 51301.


                             REVOCATION OF PROXY

       If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company, David Davis, in writing at the principal office of the Company of such revocation at any time prior to the voting of the proxy. A properly executed proxy with a later date will also revoke a previously furnished proxy.

                                 RECORD DATE

       Only shareholders of record at the close of business on May 7, 2007 will be entitled to vote at the Annual Meeting or any adjournment thereof.

                        ACTIONS TO BE TAKEN UNDER PROXY

       Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, that is, Mr. Randy J. Kempf, or, if unable or unwilling to serve, Mr. David Davis, will vote:

       1) For the election of each of the persons named herein as a nominee for Class II Director of the Company, for a term expiring at the 2010 Annual Meeting of Shareholders or until his successor has been duly elected and qualified;

       2) For the ratification of the engagement of Henjes, Conner, & Williams, P.C. as the Company's independent registered public accounting firm;

       3) For our 2007 Incentive Compensation Plan; and

       4) According to such person's judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

       Should the nominees named herein for election as directors become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause a nominee to be unavailable to serve.

                     VOTING SECURITIES AND VOTING RIGHTS

       On May 7, 2007, there were outstanding 7,350,008 shares of Common Stock, par value $0.0001 per share, each of which is entitled to one vote on all matters submitted, including the election of directors. There are no cumulative voting rights.

       A majority of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect a person nominated for director. Shares present at the meeting but which abstain or are represented by proxies which are marked "WITHHOLD AUTHORITY'' with respect to the election of a person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of a director.

       The vote required for the approval of Proposal 2-Ratification of Appointment of Independent Registered Public Accounting Firm, Proposal 3 - Approval of 2007 Incentive Compensation Plan and for any other matter properly brought before the meeting, will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Shares present at the meeting that abstain (including proxies which deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Shares not present at the meeting will not affect the outcome as to any such matter.

       While counted for quorum purposes, shares represented by a proxy as to which there is a "broker non-vote" (for example, where a broker does not have discretionary authority to vote the shares) as to one or more matters to be voted on shall not be deemed represented at the meeting as to such matter or matters and, therefore, will have no effect thereon.

       Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  	The following table sets forth information regarding the beneficial ownership of our Common Stock as of May 7, 2007 by each stockholder known by us to own beneficially more than 5% of our Common Stock.

  As of May 7, 2007, we had 7,350,008 shares of Common Stock outstanding and 607 stockholders of record. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after May 7, 2007 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the ownership percentage of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.


                                        Amount and
 Name and Address of    		Nature of		Percentage of
 Beneficial Owner                       Beneficial Ownership    Class
-----------------------------------------------------------------------------

Commerce Street Venture Group           365,000 (direct)        4.97%
17322 Westfield Park Road
Westfield, IN 46074

David Bailey                            529,296 (direct)        7.20%
1209 Country Club Lane
Spencer, IA  51301

Joan Bailey                             599,296 (direct)        8.15%
1209 Country Club Lane
Spencer, IA  51301


--------
  *   Less than 1%

                       SECURITY OWNERSHIP OF MANAGEMENT

       Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table sets forth, as of May 7, 2007, the beneficial ownership of the outstanding Common Stock of each current director (including the nominees for election as directors), each of the Named Executive Officers named in the Summary Compensation Table set forth herein and the executive officers and directors as a group.

                                        Amount and
 Name and Address of    		Nature of		Percentage of
 Beneficial Owner                       Beneficial Ownership    Class
-----------------------------------------------------------------------------

Randy J. Kempf                          12,500 (direct)         0.17%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

Jim Danbom                              725,865 (direct)        9.88%
858 W Elkcam Circle
Marco Island, FL  34145

Jan Danbom                              684,865 (direct)        9.32%
858 W Elkcam Circle
Marco Island, FL  34145

Rod Simonson                            36,849 (direct)         0.50%
1007 Okoboji Avenue
Milford, IA 51351

David Davis                             8,500 (direct)          0.12%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

Bradley Danbom                          17,080 (direct)         0.23%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

F.L. Miller                             35,800 (direct)         0.49%
2500 Manhattan Blvd.
Spirit Lake, IA  51360

L.G. Hancher, Jr.                       165,000 (indirect)      2.24%
17322 Westfield Park Rd.
Westfield, IN 46074

Alan Bailey                             583,779 (direct)        7.94%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

Lisa Bailey                             326,889 (direct)        4.45%
c/o Cycle Country Accessories Corp.
1701 38th Ave West
Spencer, IA 51301

All Officers and
Directors as a
Group (10 persons)                      2,597,127               35.3%

                      PROPOSAL 1 - ELECTION OF DIRECTORS

             INFORMATION ABOUT THE NOMINEES AND CURRENT DIRECTORS

       The Company's Articles of Incorporation, as amended and By-laws provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The terms of the current Class II Directors, Jim Danbom, L.G. (Bob) Hancher, Jr. and Jan Danbom, expire at the Annual Meeting.

       The Company's By-Laws currently specify that the number of directors shall be not less than three nor more than nine, subject to amendment by the Board of Directors.

       The number of directors currently authorized is seven. The Company's By-laws provide that vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Proxies solicited by the Company for the election of directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

       The full board of directors has nominated, as recommended and approved by all of the independent board members, each of Mr. Danbom, Mr. Hancher, Jr. and Mrs. Danbom for election as Class II directors for a term expiring at the 2010 annual meeting of stockholders and until their successors have been qualified, or until their earlier death, resignation or removal. Each of the nominees has agreed to serve if elected, and the board of directors has no reason to believe they will be unable to serve. If any nominee for director is unable to serve, the persons named in the proxy may vote for a substitute nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
THE ELECTION OF MR. DANBOM, MR. HANCHER AND MRS. DANBOM AS DIRECTORS TO HOLD OFFICE UNTIL THE 2010 ANNUAL MEETING OF STOCKHOLDERS.

       The following table sets forth for each director nominee and for the incumbent directors, such director's age, principal occupation for at least the last five years, present position with the Company, the year in which such director was first elected or appointed a director (each serving continuously since first elected or appointed), directorships with other companies whose securities are registered with the Securities and Exchange Commission, and the class of such director.

             Class II: To be elected to serve as Director until 2010


Name               Age           Principal Occupation             Service as
                                                                  Director
                                                                  Since
----------------------------------------------------------------------------

Jim Danbom         63            Jim Danbom was our founder and         2001
                                 served as our president from 1981
                                 to 2001.  Mr. Danbom will lead the
                                 Operations and Planning committees
                                 of the board. He has successfully
                                 created numerous businesses in his
                                 27 year career. Having successfully
                                 created our products at Cycle
                                 Country, Mr. Danbom will now focus
                                 on acquisitions and new product
                                 development while serving on the
                                 Operations and Planning committees.
                                 Mr. Danbom is currently serving a
                                 three-year term, which will end in
                                 2007.  Jim Danbom is the spouse of
                                 Jan Danbom and the father of
                                 Bradley Danbom, our Vice President
                                 of Sales and Marketing.




L.G. Hancher, Jr.  53            L.G. "Bob" Hancher Jr. has served      2001
                                 as Chief Financial Officer of
                                 Commerce Street Venture Group since
                                 2000 and in 2005 assumed the
                                 position of CEO as well.  Mr.
                                 Hancher served as the Director of
                                 Marketing of Raynor Garage from
                                 1978 to 1988.  In 1993, Mr. Hancher
                                 co-founded, and is now a past
                                 President of International Sports
                                 Management, leaving in 2000 to co-
                                 found Commerce Street Venture
                                 Group. Mr. Hancher participates on
                                 the Planning and Audit committees
                                 of the board. Mr. Hancher is
                                 currently serving a three-year
                                 term, which will end in 2007.


Jan Danbom         58            Mrs. Danbom, the spouse of our         2006
                                 founder Jim Danbom, worked along
                                 side Jim as they grew the company
                                 from a small startup business over
                                 25 years ago to what it is today.
                                 Mrs. Danbom was appointed to the
                                 board to serve out the remaining
                                 term of the seat vacated by Mr.
                                 Hickman when he resigned from the
                                 board in late March of 2006.  Mrs.
                                 Danbom is also the mother of
                                 Bradley Danbom, our Vice President
                                 of Sales and Marketing..  Mrs.
                                 Danbom is currently serving a term,
                                 which will end in 2007.

Class III:  To continue to serve as Director until 2008

Name               Age           Principal Occupation             Service as
                                                                  Director
                                                                  Since
----------------------------------------------------------------------------

Alan Bailey        48            Alan Bailey joined Cycle Country       2005
                                 as a Vice President with the
                                 acquisition of Simonsen Iron Works,
                                 Inc. on April 29, 2005.  Prior to
                                 the acquisition, Mr. Bailey served
                                 as President of Simonsen Iron
                                 Works, a family owned business
                                 started in 1906, for the last 6
                                 years.  He was also part owner of
                                 Simonsen's.  Under Mr. Bailey's
                                 leadership, Simonsen Iron Works
                                 experienced 8% average annual
                                 growth.  Before joining the family
                                 business in 1995, he was a
                                 mechanical engineer for
                                 International Paper. Mr. Bailey is
                                 currently serving a three-year
                                 term, which will end in 2008.  Alan
                                 is the spouse of Lisa Bailey and
                                 the son of David and Joan Bailey,
                                 also owners of the former Simonsen
                                 Iron Works.

            Class I:  To continue to serve as Director until 2009

Name               Age           Principal Occupation             Service as
                                                                  Director
                                                                  Since
----------------------------------------------------------------------------


F.L. Miller        65            F.L. "Skip" Miller was President of    2001
                                 Armstrong Wheels from 1970 until
                                 1998. Then in 1998 from his Chief
                                 Executive Officer position, Mr.
                                 Miller consummated the company's
                                 highly lucrative buy-out from the
                                 international conglomerate GKN
                                 Wheels. The selling of Armstrong
                                 Wheels for an impressive premium
                                 price was largely based on his
                                 ability to build the company with
                                 consistent double-digit annual
                                 growth. In 1998 Mr. Miller
                                 purchased AERO Race Wheels, Inc.,
                                 which started as a division of
                                 Armstrong Wheels in 1997.  AERO
                                 Race Wheels today has become the
                                 largest manufacturer of steel
                                 racing wheels in the United States
                                 under his leadership.



Rod Simonson       50            Rod Simonson became a franchisee       2001
                                 for Piccadilly Circus Pizza, Inc.
                                 in 1980 by owning and operating 1
                                 of the 5 restaurants under the
                                 company's umbrella. Shortly
                                 thereafter, Mr. Simonson purchased
                                 the parent company and became
                                 President of Piccadilly. By 1987,
                                 the company became Land Mark
                                 Products, Inc., the licensing
                                 company for Piccadilly Circus
                                 Pizza. Under his leadership, the
                                 company evolved from several sit-
                                 down pizzerias to a complete
                                 turnkey operational partner in
                                 convenience stores, malls, hotels,
                                 amusement parks and video stores.
                                 Today, there are over 800 locations
                                 primarily in convenience stores
                                 throughout 42 states in the
                                 Continental United States.



Family Relationships

       Jim Danbom and Jan Danbom are husband and wife. Bradley Danbom is the son of Jim Danbom and Jan Danbom. Al Bailey and Lisa Bailey are husband and wife. Alan Bailey is the son of David Bailey and Joan Bailey. No family relationships exist among any of our other directors or executive officers.


Agreements to Elect Directors

       No agreements exist to elect any of our directors.

                             CORPORATE GOVERNANCE

Determination of Director Independence

       Rules of The American Stock Exchange require that a majority of the Board of Directors be "independent," as defined in American
Stock Exchange Company Guide Section 121(f). Under the Amex rules, the Board of Directors must make an affirmative determination that a director is independent by determining that the director has no relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has reviewed the independence of its directors under the Amex rules. During this review, the Board of Directors considered transactions and relationships between each director or any member of his family and the Company. The Board of Directors has determined that Messrs. L.G. Hancher, Jr., F.L. Miller and Rod Simonson are independent under Amex Rule Section 121(f).

Board of Directors' Committees and Meetings

       The board of directors conducts its business through meetings and actions by unanimous written consent of the full board and through an Audit Committee of the board. The board of directors has adopted a charter for the Audit Committee that has been attached to this Proxy Statement as Attachment A.

       During the fiscal year ended September 30, 2006, the board of directors held four regular meetings and the Audit Committee held four regular meetings. During the fiscal year ended September 30, 2006, each member of our board of directors attended at least 75% of the meetings of the board of directors and of the committees on which he or she served that were held during the period for which he or she was a director or committee member.

       We have not adopted a formal policy regarding board member attendance at our annual meetings; however, we strongly encourage all board members to attend the annual meeting.

       The Audit Committee. The audit committee of our board of directors is comprised of three directors, L.G. Hancher, Jr., F.L. Miller, and Rod Simonson. Each member of the committee is an independent director as defined by the American Stock Exchange rules. In addition, our board of directors has determined that L.G. Hancher, Jr., as defined by the SEC rules, is both independent and an audit committee financial expert. Mr. Hancher has extensive experience reading, analyzing, and preparing GAAP financial statements and SEC reports and filings. Mr. Hancher is the Chair of the Audit Committee. The Audit Committee is responsible for, among other things:


* directly appointing our independent registered public accountants;

* discussing with our independent registered public accountants their independence from management;

* reviewing with our independent registered public accountants the scope and results of their audit;

* approving all audit services and pre-approving all permissible non-audit services to be performed by the independent registered public accountants;

* overseeing the financial reporting process and discussing with management and our independent registered public accountants the interim and annual financial statements that we file with the SEC; and

* reviewing and monitoring our accounting principles, policies and financial and accounting controls.

       All committee members are independent as defined in applicable SEC and American Stock Exchange, or AMEX, rules. The board of directors has determined that Mr. Hancher qualifies as an audit committee financial expert within the meaning of SEC rules and regulations.


Selection of Director Nominees

       The Board of Directors does not currently have a standing Nominating Committee or a charter regarding the nominating process. The Board of Directors believes that it is appropriate for it to not have such a committee because it has delegated to the independent members of the Board of Directors the authority to identify, evaluate and recommend qualified nominees for election or appointment to the Company's Board of Directors. The vote of a majority of the independent directors of the Board of Directors is required to approve a nominee for recommendation to the Board of Directors.

       Stockholder Nominations. Stockholders who wish to recommend nominees for consideration by the independent members of the Board of Directors must submit their nominations in writing to our Corporate Secretary. Submissions must include sufficient biographical information concerning the recommended individual for the committee to consider, including age, five-year employment history with employer names and a description of the employer's business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders. The independent members of the Board of Directors may consider such stockholder recommendations when it evaluates and recommends nominees to the board of directors for submission to the stockholders at each annual meeting. Stockholder nominations made in accordance with these procedures and requirements must be addressed to our Corporate Secretary, at 1701 38th Ave. W., Spencer, Iowa 51301.

       In addition, stockholders may nominate directors for election without consideration by the Board of Directors. Any stockholder of record may nominate an individual by following the procedures and deadlines set forth in the "Stockholders' Proposals for 2008 Annual Meeting" section of this proxy statement and by complying with the eligibility, advance notice and other provisions of our bylaws. Under our bylaws, a stockholder is eligible to submit a stockholder proposal if the stockholder is of record and entitled to vote at the annual meeting. The stockholder also must provide timely notice of the proposal to us. To be timely, the stockholder must provide advance notice not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year's annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date.

       The Board of Directors did not receive any recommended nominee from any stockholder or group of stockholders that beneficially owned more than 5% of our common stock for at least one year as of the date of the recommendation.

Compensation Committee

       The Board of Directors does not currently have a standing Compensation Committee. The Board of Directors believes it is appropriate for the Company to not have such a committee because it has delegated to the independent members of the Board of Directors the authority to establish executive officer compensation.

Compensation Committee Interlocks and Insider Participation

As stated above, the independent members of the Board of Directors have been delegated the authority which would typically be given to a Compensation Committee. Each of these directors qualifies as an independent non-employee director, and no member has served as an officer or employee of the Company. During fiscal 2006, none of the Company's executive officers served as a member of a compensation committee or board of directors of any other entity, which has an executive officer serving as a member of our Board of Directors.

                        Compensation Committee Report

The independent members of the Board of Directors are, among other things, responsible for:

* making recommendations to the Board and to the boards of subsidiaries on all matters of policy and procedures relating to executive compensation;

* reviewing and approving corporate goals and objectives relevant to the chief executive officer's compensation, and determining and approving the chief executive officer's compensation level based on the Board's performance evaluation of the chief executive officer;

* determining and approving the compensation of the other executive officers;

* reviewing, recommending, and discussing with management the compensation discussion and analysis section included in the Company's annual proxy statement; and

*       evaluating its performance on an annual basis.

The independent members of the Board of Directors seek input from the CEO on compensation decisions and performance appraisals for all other officers. However, all officer compensation matters are approved by the independent members of the Board of Directors.

The independent members of the Board of Directors are given the opportunity to meet in executive session at each meeting of the Board of Directors. When possible, the independent members of the Board of Directors preview and discuss significant compensation decisions at one meeting before giving formal approval at a subsequent meeting.

Code of Business Conduct and Ethics

       The Company has adopted a code of business conduct and ethics applicable to the Company's directors, officers (including the Company's principal executive officer, principal financial officer and principal accounting officer), and employees, known as the Code of Ethics and Standards of Conduct. The Code of Ethics and Standards of Conduct is available on the Company's website. In the event that we amend or waive any of the provisions of the Code of Ethics and Standards of Conduct applicable to our principal executive officer, principal financial officer, or principal accounting officer, we intend to disclose the same on the Company website at www.cyclecountry.com .

Director's Compensation

       Effective October 1, 2004, our outside, non-management directors are compensated for serving on the board of directors. Outside, non-management directors receive $500 in common shares as compensation for each board meeting that they attend. If our 2007 Incentive Compensation Plan is approved, for the fiscal year ended September 30, 2006, the non-management directors will be issued a total of 3,104 shares of common stock under such Plan in late July 2007. Directors who are employees of the Company receive no compensation for their service on the Board.

                              EXECUTIVE OFFICERS


       In addition to Mr. Kempf, our Chief Executive Officer, and Mr. Bailey, our Vice President, whose biographical information appears under "Proposal 1 - Election of Directors," set forth below are each of our executive officers and their ages as of September 30, 2006.


                                                             Current
                                                             Position
Name                 Age       Position                      Held Since
--------------------------------------------------------------------------


Randy J. Kempf      53        Chief Executive Officer and     2006
                              President

David Davis         41        Chief Financial Officer and     2001
                              Vice President of Finance

Bradley Danbom      30        Vice President of Sales and     2004
                              Marketing

Alan Bailey         49        Vice President of Engineering   2005
                              and Director

Lisa Bailey         47        Vice President of Operations    2005


Randy Kempf was hired as our President and Chief Executive Officer in September, 2006. Prior to joining Cycle Country, Mr. Kempf served as Senior Vice President of Operations for Wessels Company of Greenwood, Indiana, which manufactures HVAC pressure vessels, for about a year. Mr. Kempf served as President and Chief Operating Officer for Contacts, Metals & Welding, Inc. (CMW) of Indianapolis, Indiana from 2001 to 2005. As President of CMW, Randy turned the company around and led the company to successive years of profitability and growth after just two years at the helm. He achieved 10% revenue growth during the 2000-2004 recession and implemented many cost reducing manufacturing processes, such as 5S, Lean, and Kaizen. Mr. Kempf also provided leadership as CMW became ISO 9001:2000 certified.

David Davis, who became our Chief Financial Officer on October 1, 2001, has been a CPA for 16 years. Prior to joining Cycle Country, Mr. Davis served as Controller for a Midwest lawn and garden power equipment distributor from 1997-2001 and worked for several years prior to that as a CPA at a Midwest regional public accounting firm.

Bradley Danbom has been a member of our sales department since 1997. Mr. Danbom was appointed Vice President of Sales and Marketing in
2004. Bradley Danbom is the son of Jim Danbom and Jan Danbom, two of our Directors.

Lisa Bailey became a Vice President for Cycle Country with the purchase of Simonsen Iron Works, Inc. on April 29, 2005. Ms. Bailey was a Vice President at Simonsen Iron Works for the 6 years prior to the acquisition. She was also part owner of the business. As Vice President, Ms. Bailey was in charge of personnel and operations. Prior to joining Simonsen Iron Works in 1995, She worked for The Gazette Company, a regional daily newspaper, with circulation of approximately 66,000, and commercial printer, for 14 years where she attained the position of pre-press manager. Lisa Bailey is the spouse of Alan Bailey.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

	The following table sets forth the total compensation paid to or accrued for the fiscal years ended September 30, 2006, 2005, and 2004 to our Chief Executive Officer. The Company did not have any other officers whose total compensation exceeded $100,000, as defined in Item 402 of Regulation S-B, who were serving as executive officers at the end of our last fiscal year.

Annual Compensation



                                                             Non-Equity     Nonqualified
Name and                                                     Incentive        Deferred         All
Principal       Fiscal                     Stock    Option      Plan        Compensation      Other
Position         Year    Salary    Bonus   Awards   Awards  Compensation      Earnings    Compensation    Total
---------------------------------------------------------------------------------------------------------------
Ronald Hickman,
President        2006    155,523   12,603        0        0          0               0         12,889(1)     181,015

                 2005    150,000   41,125        0        0          0               0         10,287(2)     201,412

                 2004    150,000   69,370        0        0          0               0          9,636(3)     229,006

John Gault,
Interim
President        2006    101,000        0        0        0          0               0              0        101,000

Randy Kempf,
President        2006      3,596        0   25,000(4)     0          0               0              0         28,596

Alan Bailey,
Vice President   2006    113,462   13,748        0        0          0               0         11,533(5)     138,743


(1)	Comprised of $500 Christmas bonus, $1,805 value of personal use of company auto and $10,584 paid for health insurance.
(2)	Comprised of $500 Christmas bonus, of $1,771 value of personal use of company auto and $8,016 paid for health insurance.
(3)	Comprised of $500 Christmas bonus, of $1,705 value of personal use of company auto and $7,431 paid for health insurance.
(4)     Comprised of the first of four issuances for a total
of$100,000 in restricted company common stock provided in the employment agreement as an inducement to employment incentive.
(5)	Comprised of $500 Christmas bonus, of $449 value of personal use of company auto and $10,584 paid for health insurance.


Stock Option Grants in the past fiscal year

We have not issued any grants of stock or stock options in the past fiscal year.


Employment Agreements

       We have entered into employment agreements with certain of our key executives as follows:

       We entered into an employment agreement with Ron Hickman, our President, effective August 1, 2001 for a period of five years under which we had hired him to continue as our President. The agreement called for Mr. Hickman to receive an annual income of $150,000 per year plus a bonus equal to three percent (3%) of our net income before taxes and bonus. The agreement also provided for Mr. Hickman to receive standard benefits such as health insurance coverage, 401(k) retirement savings plan, sick and vacation time, cafeteria plan, and use of an automobile. Mr. Hickman was relieved of his duties as President and CEO at the end of March, 2006 but was paid according to his employment agreement through the end of his agreement which was August 22, 2006.

       We entered into an employment agreement with Jim Danbom, our former President, effective August 1, 2001 for a period of three years under which we hired him to continue as a consultant on an "as needed" basis. This agreement was renewed by action of the board of directors in fiscal 2004 for an additional three years. The agreement calls for Mr. Danbom to receive an annual income of $75,000 per year and to receive standard benefits such as health insurance coverage, 401(k) retirement savings plan, sick and vacation time and use of an automobile.

       We entered into an employment agreement with Alan Bailey, our Vice President of Engineering, effective May 1, 2005 for a period of five years under which we have hired him to serve as our Vice President. The agreement calls for Mr. Bailey to receive an annual income of $125,000 per year plus a bonus equal to one and one-half percent (1.5%) of our net income before taxes and bonus. The agreement also provides for Mr. Bailey to receive standard benefits such as health insurance coverage, 401(k) retirement savings plan, sick and vacation time, cafeteria plan, and use of an automobile. Mr. Bailey's agreement was amended in the third quarter of fiscal 2006 to change his base salary to $100,000 per year.

       We entered into an employment agreement with Lisa Bailey, our Vice President of Operations, effective May 1, 2005 on a month to month basis under which we have hired her to serve as our Vice President. The agreement calls for Ms. Bailey to receive an annual income of $75,000 per year. The agreement also provides for Ms. Bailey to receive standard benefits such as health insurance coverage, 401(k) retirement savings plan, sick and vacation time, and cafeteria plan. Ms. Bailey's agreement was amended in the third quarter of fiscal 2006 to change her base salary to $100,000 per year.

       We entered into an employment agreement with Randy Kempf, our President, effective September 11, 2006 for a period of three years under which we have hired him to be our President. The agreement contains automatic three year extensions as long as there is no action by the Board to remove Mr. Kempf and Mr. Kempf remains fully capable to carry out the duties of President and CEO. The agreement calls for Mr. Kempf to receive an annual income of $187,500 per year plus a bonus equal to three percent (3%) of our pre-tax net income growth over the average pre-tax net income of a three year base (fiscal 2004, 2005, and 2006) beginning in fiscal 2007. The agreement provides for a total of $100,000 in restricted Company common stock with 25% issued upon the first day of employment and 25% issued each anniversary date for the next three years as an employment bonus. The value of the entire restricted stock award was determined by the closing price on Mr. Kempf's first day of employment. The agreement also provides for Mr. Kempf to receive standard benefits such as health insurance coverage, 401(k) retirement savings plan, sick and vacation time, and cafeteria plan.

                            AUDIT COMMITTEE REPORT


       The responsibilities of the Audit Committee are provided in its Charter, which has been approved by the Board of Directors of the Company. The Audit Committee Charter was most recently revised and approved by the Board of Directors on December 18, 2002. A copy of the Charter is attached to this Proxy Statement as Attachment A.

       In fulfilling its oversight responsibilities with respect to the September 30, 2006 financial statements, the Audit Committee, among other things, has:

* reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended September 30, 2006, including a discussion of the quality and acceptability of our financial reporting and internal controls;

* discussed with the Company's independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants;

* discussed with the Company's independent registered public accounting firm its independence from management and the Company, received and reviewed the written disclosures and the letter from the Company's independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and considered the compatibility of non-audit services with the Company's independent registered public accounting firm's independence; and


* discussed with the Company's independent registered public accounting firm the overall scope and plans for its audit.

       Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006.


                                     Respectfully submitted,



                                     AUDIT COMMITTEE OF THE
                                     BOARD OF DIRECTORS OF
                                     CYCLE COUNTRY ACCESSORIES CORP.

                                     L.G. Hancher, Jr., Chairman of the
                                     Audit Committee
                                     F.L. Miller, Member
                                     Rod Simonson, Member

       Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

COMPARISON OF CYCLE COUNTRY ACCESSORIES CORP. CUMULATIVE TOTAL RETURN

       Set forth below is a line graph presentation comparing the yearly percentage change in cumulative total shareholder returns since June 8, 2002 on an indexed basis with the Russell 2000 Index and our SIC Code Index, which is a nationally recognized industry standard index.


       The following graph assumes the investment of $100 in Cycle Country Accessories Corp.. Common Stock, the Russell 2000 Index and our SIC Code Index as well as the reinvestment of all dividends. There can be no assurance that the performance of the Company's stock will continue into the future with the same or similar trend depicted in the graph below.

             CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

       From time to time, the Company has engaged in various transactions with certain of its directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning certain transactions and relationships that have occurred during the past fiscal year or are currently proposed.

       Prior to becoming an officer or director, management of the company engaged John Gault in October 2004 to consult with management on cost reduction initiatives and projects. The consulting agreement calls for fees to be paid to Mr. Gault based on cost savings achieved over a one year period. Half of the fee is paid upon implementation of the cost saving project and the other half is payable in 4 to 6 months from the implementation date. Consulting fees paid to Mr. Gault through September 30, 2006 were $71,570.

       All future transactions between the Company and its officers, directors, principal shareholders and affiliates must be approved by a majority of the independent and disinterested outside directors.

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, the Company's directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that all such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during the 2006 fiscal year except as set forth below.


       The Company is aware of the following individual directors, officers or beneficial owners of more than ten percent of the Company's Common Stock that, during the fiscal year 2006 or for the fiscal year 2006, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934.


F. L. Miller                Form 5

L.G. Hancher Jr.            Form 5

                 PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The Audit Committee of the Board of Directors has appointed Henjes, Conner, & Williams, P.C. ("Henjes"), as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the current fiscal year ending September 30, 2007.

       Henjes' reports on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

       In connection with the Company's audit for each of the two most recent fiscal years, there were no disagreements with Henjes on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Henjes, would have caused Henjes to make reference thereto in their report in the financial statements for such years.

       During the Company's two most recent fiscal years, there were no reportable events as defined in Registration S-B Item
304(a)(1)(v).

       A proposal will be presented at the Annual Meeting to ratify the appointment of Henjes as the Company's independent registered public accounting firm. One or more of the representatives of that firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. Neither the Company's By-laws nor its other governing documents or law require shareholder ratification of the selection of Henjes as the Company's independent registered public accounting firm. However, the Audit Committee is submitting the selection of Henjes to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
RATIFICATION OF HENJES, CONNER, & WILLIAMS, P.C. AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

         FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees for fiscal years ended September 30, 2006 and 2005 were as follows:



                            Fiscal 2006                 Fiscal 2005

Audit Fees                  $  52,292                    $  42,790

Audit-Related Fees              1,803                        7,267

Tax Fees                       10,180                       10,865

All Other Fees                     --                        7,308


Total Fees                  $  64,274                    $  68,230


A description of the types of services provided in each category is as follows:

Audit Fees-Includes audit of the Company's annual financial statements, review of the Company's quarterly reports on Form 10-
QSB, and consents and assistance with and review of registration statements filed with the SEC.

Audit-Related Fees-Includes agreed upon procedures related to the acquisition and merger of Simonsen Iron Works and accounting consultations related to GAAP and the application of GAAP to proposed transactions.

Tax Fees-Includes tax compliance, tax advice and planning.

All Other Fees-Includes time and research related to pre- and post-acquisition issues of Simonsen Iron Works and other miscellaneous research and assistance provided to the Company.

                      Audit Committee Pre-Approval Policy
                      -----------------------------------

To ensure the independence of the Company's independent auditor and to comply with applicable securities laws, listing standards, and the Audit Committee charter, the Audit Committee is responsible for reviewing, deliberating and, if appropriate, pre-approving all audit, audit-related, and non-audit services to be performed by the Company's independent auditors. For that purpose, the Audit Committee has established a policy and related procedures regarding the pre-approval of all audit, audit-related, and non-audit services to be performed by the Company's independent auditor (the "Policy").

The Policy provides that the Company's independent auditor may not perform any audit, audit-related, or non-audit service for the Company, subject to those exceptions that may be permitted by applicable law, unless: (1) the service has been pre-approved by the Audit Committee, or (2) the Company engaged the independent auditor to perform the service pursuant to the pre-approval provisions of the Policy. In addition, the Policy prohibits the Audit Committee from pre-approving certain non-audit services that are prohibited from being performed by the Company's independent auditor by applicable securities laws. The Policy also provides that the Chief Financial Officer will periodically update the Audit Committee as to services provided by the independent auditor. With respect to each such service, the independent auditor provides detailed back-up documentation to the Audit Committee and the Chief Financial Officer.

The Audit Committee appointed Henjes, Conner, & Williams, P.C. as the Company's independent accountants to audit the consolidated financial statements of the Company for the fiscal years ending September 30, 2006 and 2005. Henjes, Conner, & Williams, P.C. have been Cycle Country's independent accountants since January 16, 2004.

          PROPOSAL 3 - APPROVAL OF 2007 INCENTIVE COMPENSATION PLAN

On May 7, 2007, our Board approved the 2007 Incentive Compensation Plan (the "Plan") and its submission to the stockholders for their approval. The Plan is intended to reward participants by providing opportunities to acquire our common stock. The Plan is designed to attract and retain non-employee directors, to strengthen the alignment of their interests with stockholder interests, and to reward outstanding contributions to our development and financial success.

The Plan authorizes the granting of awards, including shares of our common stock, in any combination of the following:

*	stock options, including incentive stock options and nonqualified stock options;

*	stock appreciation rights ("SARs");

*	stock awards, restricted stock awards and other awards
        denominated or paid in common stock;

*	restricted stock units (which may include dividend equivalents);

*	cash awards; and

*	performance awards

The following summary of our 2007 Incentive Compensation Plan is qualified by reference to the full text of the Plan, which is attached as Appendix I to this proxy statement. The Plan is not tax-qualified under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Eligibility
-----------

Employees eligible for awards under the Plan are employees of our Company and subsidiaries who are selected by the committee appointed by our Board to administer the Plan. All of our non-employee directors are also eligible for awards under the Plan.

Authorized Shares and Limits
----------------------------

Subject to stockholder approval, we have reserved a total of 500,000 shares of our common stock for issuance in connection with the Plan. The number of shares authorized to be issued under the Plan, as well as individual limits and exercise prices, are subject to adjustment for stock dividends, stock splits, recapitalizations, mergers, or similar corporate events.

The following limitations apply to any awards made under the Plan:

*	no employee may be granted, during any calendar year, stock
        options or SARs that are exercisable for or relate to more than 20,000 shares of common stock;

*	no director may be granted, during any calendar year, stock
        options or SARs that are exercisable for or relate to more than 20,000 shares of common stock;

*	no director may be granted, during any calendar year, stock
        awards or restricted stock unit awards covering or relating to more than 20,000 shares of common stock; and

Potential Dilution
------------------

The maximum number of shares that may be issued under the Plan represents approximately 6.8 percent of the total number of shares of our common stock outstanding on May 7, 2007, excluding treasury shares. The closing price per share of our common stock on May 7, 2007 as reported on the AMEX was $2.15.

Administration of the Plan
--------------------------

Our Board will designate an independent committee to determine the types of employee awards made under the Plan and to designate the employees who are to be the recipients of the awards. The committee will administer the Plan with respect to employee awards. The committee has full and exclusive power to administer and interpret
the Plan.   The committee may adopt guidelines for administering the
Plan as it deems necessary or proper.

The committee may also correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award. Any decision of the committee in the interpretation and administration of the Plan is within its sole and absolute discretion and is final, conclusive, and binding on all parties concerned.

The committee may, in its discretion, extend or accelerate the exercisability of, accelerate the vesting of, or eliminate or make less restrictive any restrictions contained in any award, waive any restriction or other provision of the Plan or in any award, or otherwise amend or modify any award in a manner that either is not adverse to the participant or is consented to by the participant.

With respect to director awards, our Board determines the types of director awards made under the Plan, and has the same powers, duties and authority as the committee has with respect to employee awards.

The committee and our Board may delegate to our chief executive officer and other senior officers their authority under the Plan.
Either may engage third-party administrators to carry out administrative functions under the Plan.

Awards that are stock options or SARs may not be repriced, replaced, or regranted through cancellation or modified without stockholder approval (except if in connection with a change in our capitalization) if the effect would be to reduce the underlying grant price.

Employee Award Terms
--------------------

All awards to employees under the Plan are subject to the terms, conditions, and limitations as determined by the committee. Awards may be made in combination with, in replacement of, or as alternatives to, grants under the Plan or other plans established by our Company or subsidiaries, including plans of an acquired entity.

A stock option granted to an employee under the Plan may consist of either an incentive stock option that complies with the requirements of Section 422 of the Internal Revenue Code or a nonqualified stock option that does not comply with those requirements. Incentive stock options and nonqualified stock options must have an exercise price per share that is not less than the fair market value of the common stock on the date of grant and, subject to certain adjustment provisions of the Plan that apply only on specified corporate events, the exercise price of an option granted under the Plan may not be decreased. The term of a stock option may not extend more than ten years after the date of grant.

A stock appreciation right may be granted under the Plan with respect to all or a portion of the shares of common stock subject to a stock option or may be granted separately. The exercise price of an SAR may not be less than the fair market value of the common stock on the date of grant and its term shall extend no more than ten years from the date of grant.

Stock awards consist of restricted and non-restricted grants of common stock. Rights to dividends may be extended to and made part of any stock award at the discretion of the committee. The committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments. Subject to earlier vesting upon death, disability, retirement or change in control, stock awards settled in stock that are not performance-based will vest over a minimum period of three years, and stock awards settled in stock that are performance-based will vest over a minimum period of one year.

Restricted stock unit awards consist of awards of units denominated in common stock. Rights to dividend equivalents may be extended to and made part of any restricted stock unit award at the discretion of the committee. The committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments. Subject to earlier vesting upon death, disability, retirement or change in control, restricted stock unit awards settled in stock that are not performance-based will vest over a minimum period of three years, and restricted stock unit awards settled in stock that are performance-based will vest over a minimum period of one year.

Cash awards, which consist of grants denominated in cash, may also be granted to employees under the Plan.

Performance awards consist of grants made subject to the attainment of one or more performance goals and may be intended to meet the requirements of qualified performance-based compensation under
Section 162(m) of the Internal Revenue Code. The goals intended to satisfy Section 162(m) of the Internal Revenue Code must be established by the committee prior to the earlier of:

*	90 days after the commencement of the period of service to which the performance goals relate, and

*	the lapse of 25% of the period of service.

A performance goal intended to meet the requirements of Section 162(m) of the Internal Revenue Code may be based upon one or more business criteria that apply to the employee, one or more business units of the Company, or the Company as a whole, and may include any of the following: stock price measures (including but not limited to growth measures and total stockholder return); earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation, and amortization ("EBITDA"); economic value added ("EVA"); net income measures (including but not limited to income after capital costs and income before or after taxes); operating income; cash flow measures; return measures (including but not limited to return on capital employed); operating measures (including but not limited to refinery throughput, oil and gas reserves, and production); expense targets (including but not limited to finding and development costs and general and administrative expenses); margins; reserve replacement ratio, reserve additions, or other reserve level measures; refined product measures; and corporate values measures (including but not limited to diversity commitment, ethics compliance, environmental, and safety). Prior to the payment of any performance award based on the achievement of performance goals pursuant to Section 162(m) of the Internal Revenue Code, the committee must certify in writing that the applicable performance goals and any material terms were, in fact, satisfied.

Non-Employee Director Award Terms
---------------------------------

All awards to our non-employee directors under the Plan are subject to the terms, conditions, and limitations as determined by our Board. Awards may be made in combination with, in replacement of, or as alternatives to, grants under the Plan or other plans of our Company or subsidiaries, including plans of an acquired entity.

A stock option granted to a director under the Plan may consist of a nonqualified stock option that does not comply with the requirements of Section 422 of the Internal Revenue Code. Nonqualified stock options must have an exercise price per share that is not less than the fair market value of the common stock on the date of grant and, subject to certain adjustment provisions of the Plan that apply only on specified corporate events, the exercise price of an option granted under the Plan may not be decreased. The term of a stock option may not extend more than ten years after the date of grant.

A stock appreciation right may be granted under the Plan with respect to all or a portion of the shares of common stock subject to a stock option or may be granted separately. The exercise price of an SAR may not be less the fair market value of the common stock on the date of grant and its term shall extend no more than ten years from the date of grant.

Stock awards consist of restricted and non-restricted grants of common stock. Rights to dividends may be extended to and made part of any stock award at the discretion of our Board. Our Board may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments.

Restricted stock unit awards consist of awards of units denominated in common stock. Rights to dividend equivalents may be extended to and made part of any restricted stock unit award at the discretion of our Board. Our Board may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments.

Performance awards consist of grants made subject to the attainment of one or more performance goals. Performance awards to non-employee directors are not required to meet the requirements of qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. Our Board determines the terms, conditions, limitations and performance goals with respect to performance awards to our non-employee directors.

Amendment of the Plan
---------------------

The Board may amend or terminate the Plan in response to any legal requirements or for any other purpose permitted by law; provided, however, that our Board must approve such Board action, no amendment that would adversely affect the rights of a participant may be made without the consent of the participant, and no amendment may be effective prior to its approval by the stockholders of the Company if legally required. Notwithstanding the foregoing, an award may be modified to meet the requirements of Section 409A of the Internal Revenue Code, and a participant is deemed to have consented to any such modification. We intend to make awards under the Plan that comply with the requirements of Section 409A of the Internal Revenue Code.

Federal Income Tax Consequences of the Plan
-------------------------------------------

The following is a discussion of material U.S. federal income tax consequences to participants in the Plan, based on the law as in effect on the date of this proxy statement. This discussion is limited, and does not cover state, local, or foreign tax treatment of participation in the Plan. Differences in participants' financial situations may cause tax consequences of participation in the Plan to vary.

Participants will not realize taxable income upon the grant of a nonqualified stock option or SAR. Upon the exercise of a nonqualified stock option or SAR, the participant will recognize ordinary income. In the case of employees, the ordinary income is subject to tax withholding by the Company, in an amount equal to the excess of the amount of cash and the fair market value of the common stock received on the date of exercise over the exercise price, if any, paid. The participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of an SAR, or pursuant to the cash exercise of a nonqualified stock option, that equals the fair market value of the shares on the date of exercise. Generally, we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant.

Participants will not have taxable income upon the grant of an incentive stock option. Upon the exercise of an incentive stock option, the participant will not have taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option over the exercise price will increase the alternative minimum taxable income of the participant, which may cause the participant to incur alternative minimum tax. The payment of any alternative minimum tax due to the exercise of an incentive stock option is allowed as a credit against the participant's regular tax liability in a later year to the extent the participant's regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of stock received upon exercise of an incentive stock option that has been held for the requisite holding period (generally one year from the date of exercise and two years from the date of grant), the participant will generally recognize capital gain or loss equal to the difference between the amount received in the disposition and the exercise price paid. However, if a participant disposes of stock that has not been held for the requisite holding period, the participant will recognize ordinary income in the year of the disqualifying disposition to the extent that the fair market value of the stock at the time of exercise of the incentive stock option, or, if less, the amount realized in the case of an arm's-length disqualifying disposition to an unrelated party, exceeds the exercise price paid by the participant for the stock. The participant will also recognize capital gain, or, depending on the holding period, additional ordinary income, to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the stock on the exercise date. If the exercise price paid for the stock exceeds the amount realized in the disqualifying disposition, in the case of an arm's-length disposition to an unrelated party, the excess would ordinarily be a capital loss.

We are generally not entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless the participant makes a disqualifying disposition of the stock. If a participant makes a disqualifying disposition, we will generally be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by the participant.

A participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or performance award or, if earlier, at the time the cash is otherwise made available for the employee to draw upon it.

A participant will not have taxable income upon the grant of a stock award in the form of units denominated in common stock but rather will generally recognize ordinary compensation income at the time the participant receives common stock or cash in satisfaction of a stock unit award in an amount equal to the fair market value of the common stock or cash received. In general, a participant will recognize ordinary compensation income as a result of the receipt of common stock pursuant to a stock award or performance award in an amount equal to the fair market value of the common stock when the stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the participant makes an election to be taxed on the fair market value of the common stock when the stock is received.

An employee will be subject to tax withholding for federal, and generally for state and local, income taxes at the time the employee recognizes income with respect to common stock or cash received pursuant to a cash award, performance award, stock award, or stock unit award. Dividends that are received by a participant prior to the time that the common stock is taxed to the participant are taxed as additional compensation, not as dividend income. A participant's tax basis in the common stock received will equal the amount recognized by the participant as compensation income, and the participant's holding period in the shares will commence on the date income is recognized.

Generally, we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant. Section 162(m) of the Internal Revenue Code provides that certain compensation received in any year by a "covered employee" in excess of $1,000,000 is non-deductible by the Company for federal income tax purposes. Section 162(m) provides an exception, however, for "performance-based compensation." The Plan permits the committee to structure grants and awards made under the Plan to "covered employees" as performance-based compensation that is exempt from the limitations of Section 162(m). However, the committee may award compensation that is or may become non-deductible, and expects to consider whether it believes the grants are in the best interest of the Company, balancing tax efficiency with long-term strategic objectives.

Awards Under the Plan
---------------------

Subject to and commencing upon stockholder approval of the Plan, each non-employee director will receive a quarterly non-retainer grant of common stock valued at $500 under the Plan for each board meeting attended.

All other awards under the Plan will be granted at the discretion of the Board. Therefore, the total benefits that will be received by any particular person or group under the Plan are not determinable at this time.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE 2007 INCENTIVE COMPENSATION PLAN.

                                ANNUAL REPORT

       The Annual Report of the Company for the 2006 fiscal year accompanies this Notice of Annual Meeting and Proxy Statement.

                STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

       Shareholder proposals intended to be presented at the 2008 Annual Meeting of Shareholders must be received by the Company not later than January 25, 2008 for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

       Shareholder proposals and nominations for directors made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, may be considered at the 2008 Annual Meeting of Shareholders only if timely notice is given to the Company by January 31, 2008. Such notice must include a description of the proposed business and the reasons therefore. The Board of Directors or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for shareholder action in accordance with applicable law. These requirements are separate from the procedural requirements a shareholder must meet to have a proposal included in the Company's proxy statement.

                  COMMUNICATION WITH THE BOARD OF DIRECTORS

       A shareholder who wishes to communicate with our Board of Directors, specific individual directors or the non-employee directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement. Such communication will be directed to the intended director, group of directors or the entire Board of Directors, as the case may be.

                          HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this proxy statement or annual report is being delivered to multiple shareholders sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any shareholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you may call us at (712) 262-4191 or send a written request to Cycle Country Accessories Corp., 1701 38th Ave. West, Spencer, Iowa 51301, Attention:
Secretary. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

                                OTHER BUSINESS

       The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than as set forth in the Notice that accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL YEAR 2006 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO CYCLE COUNTRY ACCESSORIES CORP., 1701 38TH AVE. W., SPENCER, IOWA, 51301, ATTENTION: SECRETARY. SHAREHOLDERS MAY ALSO ACCESS THE FORMS 10-KSB AND THE COMPANY'S OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMPANY'S WEBSITE AT WWW.CYCLECOUNTRY.COM.


                                   By Order of the Board of Directors,


                                   Secretary


Spencer, Iowa
May 21, 2007

                                    PROXY

                        CYCLE COUNTRY ACCESSORIES CORP.
                        ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 26, 2007

The undersigned hereby appoints Mr. Randy J. Kempf, with full power of substitution, or if Mr. Kempf is unable or declines to exercise such rights hereunder, the undersigned appoints Mr. David Davis, with full power of substitution, the true and lawful attorney and proxy of the undersigned to vote all the shares of Common Stock, $0.001 par value per share, of Cycle Country Accessories Corp. owned by the undersigned at the Annual Meeting of Shareholders to be held at the Village West Resort & Conference Center, Spirit Lake, Iowa 51360, beginning at 5:30 p.m. local time, June 26, 2007, and at any adjournment thereof, on the following items of business as set forth in the Notice of Annual Meeting and Proxy Statement:


1.    ELECTION OF DIRECTORS:

Nominees:        Jim Danbom	L.G. (Bob) Hancher	Jan Danbom


[ ] FOR all nominees (or such other person designated by the Board of Directors to replace any unavailable nominee)

[  ]  WITHHOLD AUTHORITY to vote for all nominees

[  ]  FOR ALL EXCEPT ______________________ (Instruction: To
      withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write that nominee's name in the space provided.)

2.    RATIFICATION OF THE ENGAGEMENT OF HENJES, CONNER, &
      WILLIAMS, P.C. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

[  ] FOR  [  ] AGAINST  [  ] ABSTENTION

3.    APPROVAL OF 2007 INCENTIVE COMPENSATION PLAN

[  ] FOR  [  ] AGAINST  [  ] ABSTENTION

4.    OTHER MATTERS

In his discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF HENJES CONNER, & WILLIAMS, P.C., FOR APPROVAL OF THE INCENTIVE COMPENSATION PLAN, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.


Number of shares of Common Stock owned           DATE _______________ __, 2007
On May 7, 2007 and voted  hereunder:


__________________________________________       _____________________________



Please date and sign exactly as your name appears on the envelope. In the case of joint holders, each should sign. When signing as attorney, executor, etc., give full title. If signer is a corporation, execute in full corporate name by authorized officer.

Appendix 1



                       CYCLE COUNTRY ACCESSORIES CORP.

                      2007 INCENTIVE COMPENSATION PLAN

       1. Plan. The Cycle Country Accessories Corp. 2007 Incentive Compensation Plan (the "Plan") was adopted by the Board of Directors of Cycle Country Accessories Corp. (the "Corporation"), to reward certain officers and senior management level employees of the Corporation and its Subsidiaries and Non-employee Directors of the Corporation by providing for certain cash benefits and by enabling them to acquire shares of Common Stock of the Corporation.

       2. Objectives. The Plan is designed to attract and retain officers and senior management employees of the Corporation and its Subsidiaries, to attract and retain qualified directors of the Corporation, to encourage the sense of proprietorship of such officers, employees and directors and to stimulate the active interest of such persons in the development and financial success of the Corporation and its Subsidiaries. These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Corporation and its Subsidiaries.

       3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

             "Administrator" means (i) with respect to Employee
Awards, the Committee, and (ii) with respect to Director Awards, the Board.

             "Authorized Officer" means the Chief Executive Officer of the Corporation (or any other senior officer of the Corporation to whom he or she shall delegate the authority to execute any Award Agreement, where applicable).

             "Award" means an Employee Award or a Director Award.

             "Award Agreement" means any Employee Award Agreement or Director Award Agreement.

             "Board" means the Board of Directors of the Corporation.

             "Cash Award" means an award denominated in cash.

             "Code" means the Internal Revenue Code of 1986, as amended from time to time.

             "Committee" means the independent Committee of the Board as is designated by the Board to administer the Plan.

             "Common Stock" means Cycle Country Accessories Corp.
common stock, par value $0.0001 per share.

             "Corporation" has the meaning set forth in paragraph 1 hereof.


             "Director Award" means any Nonqualified Stock Option, SAR, Stock Award, Restricted Stock Unit Award, Cash Award or Performance Award granted, whether singly, in combination or in tandem, to a Participant who is a Non-employee Director pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Board may establish in order to fulfill the objectives of the Plan.
             "Director Award Agreement" means a written agreement setting forth the terms, conditions and limitations applicable to a Director Award, to the extent the Board determines such agreement is necessary.

              "Dividend Equivalents" means, with respect to Restricted Stock Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock granted in the Award.

             "Employee" means an officer or senior management level employee of the Corporation or any of its Subsidiaries.

             "Employee Award" means any Option, SAR, Stock Award, Restricted Stock Unit Award, Cash Award or Performance Award granted, whether singly, in combination or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Committee may establish in order to fulfill the objectives of the Plan.

             "Employee Award Agreement" means a written agreement setting forth the terms, conditions and limitations applicable to an Employee Award, to the extent the Committee determines such agreement is necessary.

              "Equity Award" means any Option, SAR, Stock Award, or Performance Award (other than a Performance Award denominated in cash) granted to a Participant under the Plan.

             "Exchange Act" means the Securities Exchange Act of
1934, as amended.

             "Fair Market Value" of a share of Common Stock means, as of a particular date, (i) if Common Stock is listed on a national securities exchange, the closing sales price per share of such Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale is so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise, (ii) if Common Stock is not so listed but is quoted on the NASDAQ Stock Market, Inc., the closing sales price per share of Common Stock reported by the NASDAQ Stock Market, Inc. on that date, or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale is so reported or, at the discretion of the Committee, the price prevailing on the NASDAQ Stock Market, Inc. at the time of exercise, (iii) if Common Stock is not so listed or quoted, the closing bid price on that date, or, if there are no quotations available for such date, on the next succeeding date on which such quotations shall be available, as reported by the NASDAQ Stock Market, Inc. or, if not reported by the NASDAQ Stock Market, Inc., by the National Quotation
Bureau Incorporated or (iv) if Common Stock is not publicly traded, the most recent value determined by an independent appraiser appointed by the Corporation for such purpose.

             "Grant Date" means the date an Award is granted to a Participant pursuant to the Plan.

             "Grant Price" means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

             "Incentive Stock Option" means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

             "Non-employee Director" means an individual serving as a member of the Board who is not an Employee of the Corporation or any of its Subsidiaries.

             "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

             "Option" means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which may be an Incentive Stock Option or a Nonqualified Stock Option.

             "Participant" means an Employee or a Non-employee
Director to whom an Award has been granted under this Plan.

             "Performance Award" means an Award made pursuant to this Plan that is subject to the attainment of one or more performance goals.

             "Performance Goal" means a standard established by the Committee to determine in whole or in part whether a Qualified
Performance Award shall be earned.

             "Plan" has the meaning set forth in paragraph 1 hereof.

             "Qualified Performance Award" means a Performance Award made to a Participant who is an Employee that is intended to qualify as qualified performance-based compensation under
Section 162(m) of the Code, as described in Section 8(vi)(B) of the Plan.

             "Restricted Stock" means Common Stock that is restricted or subject to forfeiture provisions.

             "Restricted Stock Unit" means a unit evidencing the right to receive in specified circumstances one share of Common
Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.

             "Restricted Stock Unit Award" means an Award in the form of Restricted Stock Units.

             "Restriction Period" means a period of time beginning as of the Grant Date of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is issued (if not previously issued) or is no longer restricted or subject to forfeiture provisions.

             "Retirement" means termination on or after the time at which the Employee is eligible for retirement under from Cycle
Country Accessories Corp. However, the term Retirement does not include an event immediately following which the Participant remains an Employee.

              "Stock Appreciation Right" or "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified Grant Price.

             "Stock Award" means an Award in the form of, or denominated in, or by reference to, shares of Common Stock, including an award of Restricted Stock.

             "Subsidiary" means (i) in the case of a corporation, any corporation of which the Corporation directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and
(ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Corporation directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

       4.     Eligibility.

       (a) Employees. Employees eligible for the grant of Employee Awards under this Plan are those selected by the Committee and approved by the Board.

       (b) Directors. Members of the Board eligible for the grant of Director Awards under this Plan are those who are Non-employee Directors.

       5. Common Stock Available for Awards. Subject to the provisions of paragraph 16 hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the Plan plus the number of shares of Common Stock covered by or subject to Awards then outstanding (after giving effect to the grant of the Award in question) to exceed 500,000 shares. No more than 500,000 shares of Common Stock shall be available for Awards other than Options or SARs. The number of shares of Common Stock that are the subject of Awards under this Plan that are forfeited, terminated or expire unexercised shall again immediately become available for Awards hereunder. Notwithstanding the foregoing, in the case of any SAR settled upon exercise by delivery of shares of Common Stock, the full number of shares with respect to which the SAR was exercised shall count against the number of shares of Common Stock reserved for issuance and shall not again become available under this Plan. The number of shares of Common Stock reserved for issuance under the Plan shall not be increased by (i) any shares tendered or Award surrendered in connection with the purchase of shares of Common Stock upon the exercise of an Option as described in paragraph 12, or (ii) any shares of Common Stock deducted from an Award payment in connection with the Corporation's tax withholding obligations as described in paragraph 13 or (iii) any shares of Common Stock purchased by the Corporation with proceeds collected in connection with the exercise of an Option. The Board or the Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Corporation shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

       6.     Administration.

       (a) Authority of the Committee. This Plan shall be administered by the Committee except as otherwise provided herein. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof.
The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Corporation and in keeping with the objectives of this Plan. Subject to paragraph 6(d) hereof, the Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, accelerate the vesting or exercisability of an Employee
Award or otherwise amend or modify an Employee Award in any manner that is (i) not adverse to the Participant to whom such Employee Award was granted, (ii) consented to by such Participant or (iii) authorized by paragraph 16(c) hereof;
provided, however, that no such action shall permit the term of any Option to be greater than 10 years from the applicable Grant Date, and receives Board approval. The
Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes, with Board approval. Any decision of the Committee with respect to Employee Awards in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

       (b) Indemnification. No member of the Committee or officer of the Corporation to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Corporation in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

       (c) Authority of the Board. The Board shall have the same powers, duties, and authority to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards as described above.

       (d) Prohibition on Repricing of Awards.  No Option or
SAR may be repriced, replaced, regranted through cancellation or modified without stockholder approval
(except in connection with a change in the Corporation's capitalization or a transaction as contemplated in paragraph 14 hereof), if the effect would be to reduce the Grant Price for the shares underlying such Award.

       7. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Corporation its authority under this Plan pursuant to such conditions or limitations as the Committee may establish with respect to Employee Awards. The Board may delegate to the Chief Executive Officer and to other senior officers of the Corporation its administrative functions under this Plan with respect to Director Awards. The Committee and Board, as applicable may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

       8.     Employee Awards.  (a)   The Committee shall
determine, and the Board must approve, the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award shall be evidenced in such communications as the Committee deems appropriate, including in an Employee Award Agreement, shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion, and may be signed by an Authorized Officer for and on behalf of the Corporation. Employee Awards may consist of those listed in this paragraph 8(a) and may be granted singly, in combination or in tandem. Employee Awards may also be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Corporation or any of its Subsidiaries, including the plan of any acquired entity. All or part of an Award may be subject to conditions established by the Committee. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Awards shall be treated as provided in the terms and conditions of the applicable Award.

       (i)           Option.  An Employee Award may be
in the form of an Option. An Option awarded to an Employee pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock
Option.  On the Grant Date, the Grant Price of an
Option shall be not less than the Fair Market Value of the Common Stock subject to such Option. The term of the Option shall extend no more than 10 years after the Grant Date. Options may not include provisions that "reload" the option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Employees pursuant to this Plan, including the Grant
Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Committee.

       (ii)          Stock Appreciation Rights.  An
Employee Award may be in the form of an SAR. On the Grant Date, the Grant Price of an SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that "reload" the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any SARs awarded to Employees pursuant to this Plan, including the Grant Price, the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

       (iii)         Stock Award.  An Employee Award may
be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock
Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.
Any Stock Award settled in Common Stock that (a) is not a Performance Award shall have a minimum
Restriction Period of three years from the date of grant or (b) is a Performance Award shall have a minimum Restriction Period of one year from the date of grant; provided, however, that (1) the Committee may provide for earlier vesting upon a change in control or upon an Employee's termination of employment by reason of death, disability or Retirement, (2) such three-year or one-year minimum
Restriction Period, as applicable, shall not apply to a Stock Award that is granted in lieu of salary or bonus, and (3) vesting of a Stock Award may occur incrementally over the three-year or one-year minimum
Restriction Period, as applicable.

       (iv)         Restricted Stock Unit Awards.  An
Employee Award may be in the form of a Restricted
Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit
Award, including, but not limited to, the Restriction
Period and the right to Dividend Equivalents, shall be determined by the Committee. Any Restricted Stock Unit
Award settled in Common Stock that (a) is not a Performance Award shall have a minimum Restriction
Period of three years from the date of grant or (b) is a Performance Award shall have a minimum Restriction
Period of one year from the date of grant; provided, however, that (1) the Committee may provide for earlier vesting upon a change in control or upon an Employee's termination of employment by reason of death, disability or Retirement, (2) such three-year or one-year minimum Restriction Period, as applicable, shall not apply to a Restricted Stock Unit Award that is granted in lieu of salary or bonus, and (3) vesting of a Restricted Stock Unit Award may occur incrementally over the three-year or one-year minimum
Restriction Period, as applicable.

       (v)           Cash Award.  An Employee Award may
be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted to Employees pursuant to this Plan, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.

       (vi)         Performance Award.  Without limiting
the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee
Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Employee Award that is a Performance Award shall be determined by the Committee. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Employee and/or the portion that may be exercised.

        (A)          Nonqualified Performance
Awards. Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Section
162(m) of the Code shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

       (B)           Qualified Performance
Awards. Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance-based compensation under
Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates or
(y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business segments, units, or divisions of the Corporation, or the Corporation as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following:
*                  Stock price measures
                   (including but not limited to growth
                   measures and total stockholder return);

*                  Earnings per share
                   (actual or targeted growth);

*                  Earnings before interest,
                   taxes, depreciation, and amortization
                   ("EBITDA");

*                  Economic value added ("EVA");

*                  Net income measures
                   (including but not limited to income after capital costs and income before or after taxes);

*                  Operating income;

*                  Cash flow measures;

*                  Return measures
                   (including but not limited to return on
                   capital employed);

*                  Operating measures
                   (including but not limited to production efficiency, production, scrap, and shipments)

*                  Expense targets
                   (including but not limited to direct and indirect costs and general and administrative expenses);

*                  Margins;Financial ratios;

*                  Quality measures; and


*                  Corporate values measures

(including but not limited to ethics
compliance, environmental, and safety).
Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Qualified
Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation Section 1.162-
27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.

       (b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

       (i)            no Employee may be granted, during
any calendar year, Employee Awards consisting of Options or SARs that are exercisable for more than 20,000 shares of Common Stock;

       (ii)           no Employee may be granted, during
any calendar year, Employee Awards consisting of Stock
Awards or Restricted Stock Units covering or relating to more than 20,000 shares of Common Stock (the limitation set forth in this clause (ii) and the limitation set forth in clause (i) above being hereinafter collectively referred to as "Stock Based
Awards Limitations"); and

       (iii)          no Employee may be granted
Qualified Performance Awards consisting of cash in respect of any calendar year having a maximum payment value determined on the Grant Date in excess of $50,000.

       9. Director Awards. The Board may grant Director Awards to the Non-employee Directors of the Corporation from time to time in accordance with this paragraph 9. Director Awards may consist of those listed in this paragraph 9 and may be granted singly, in combination or in tandem. The Board may grant Director Awards to the Non-employee Directors of the Corporation from time to time in accordance with this paragraph 9. Director Awards may consist of those listed in this paragraph 9 and may be granted singly, in combination or in tandem. Each Director Award may, in the discretion of the Board, be embodied in a Director Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Board in its sole discretion.

       (a) Option. A Director Award may be in the form of an Option. An Option awarded to a Non-employee Director pursuant to this Plan may consist of a Nonqualified Stock Option. On the Grant Date, the Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option. The term of the Option shall extend no more than 10 years after the Grant Date. Options may not include provisions that "reload" the option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Non-employee Directors pursuant to this Plan, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Board.

       (b) Stock Appreciation Rights. A Director Award may be in the form of an SAR. On the Grant Date, the Grant
Price of an SAR shall be not less than the Fair Market
Value of the Common Stock subject to such SAR. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date.
SARs may not include provisions that "reload" the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any SARs awarded to Non-employee Directors pursuant to this Plan, including the Grant Price, the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Board.

       (c) Stock Awards. A Director Award may be in the form of a Stock Award. Terms, conditions and limitations applicable to any Stock Awards granted to a Non-employee
Director pursuant to this Plan shall be determined by the Board.

       (d) Restricted Stock Unit Awards. A Director Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period and the right to Dividend
Equivalents, shall be determined by the Board.

       (e) Performance Awards. Without limiting the type or number of Director Awards that may be made under the other provisions of this Plan, a Director Award may be in the form of a Performance Award. Terms, conditions and limitations applicable to any Performance Awards granted to a Non-employee Director pursuant to this Plan shall be determined by the Board. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Non-employee Director.

       10. Non-United States Participants. The Committee may grant awards to persons outside the United States under such terms and conditions as may, in the judgment of the Committee, be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans, modified option exercise procedures and other terms and procedures. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, any governing statute, or any other applicable law.

       11.  Payment of Awards.

       (a) General. Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Administrator shall determine, including, but not limited to, in the case of Common Stock, restrictions on transfer and forfeiture provisions. For an Award of Restricted Stock, the certificates evidencing the shares of such Restricted Stock
(to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For an Award of Restricted Stock Units, the shares of Common Stock that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Administrator may determine.

       (b) Deferral. With the approval of the Administrator, amounts payable in respect of Awards may be deferred and paid either in the form of installments or as a lump-sum payment; provided, however, that if deferral is permitted, each provision of the Award shall be interpreted to permit the deferral only as allowed in compliance with the requirements of Section 409A of the Code, and any provision that would conflict with such requirements shall not be valid or enforceable. The Administrator may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Administrator. Any deferred payment pursuant to an Award, whether elected by the Participant or specified by the Award Agreement or the terms of the Award or by the Administrator, may be forfeited if and to the extent that the Award Agreement or the terms of the Award so provide.

       (c) Dividends and Interest. Rights to (i) dividends will be extended to and made part of any Stock Award and
(ii) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit, subject in each case to such terms, conditions and restrictions as the Administrator may establish. The Administrator may also establish rules and procedures for the crediting of interest on deferred cash payments for Awards.

       12. Option Exercise. The Grant Price shall be paid in full at the time of exercise in cash or, if elected by the Participant, the Participant may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants to tender Common Stock or other Awards; provided that any Common Stock that is or was the subject of an Award may be so tendered only if it has been held by the Participant for at least six months. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award (including "cashless exercise"). Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration thereof, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are approved by the Board and not inconsistent with the provisions of this paragraph.

       13. Taxes. The Corporation or its designated third party administrator shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Corporation of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

       14. Amendment, Modification, Suspension or Termination of the Plan. The Committee may, with Board approval, amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) any amendment, modification, suspension, or termination of paragraph 9 of this Plan shall be approved by the Board, (ii) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Corporation to the extent such approval is required by applicable legal requirements or the requirements of the securities exchange on which the Corporation's stock is listed.

       15. Assignability. Unless otherwise determined by the Administrator and expressly provided in the Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will or the laws of descent and distribution. The Administrator may, in its sole discretion, permit a Participant to designate a beneficiary with respect to an Award, and in the event that a beneficiary designation conflicts with an assignment by will, the beneficiary designation will prevail. The Administrator may prescribe and include in applicable Award Agreements or the terms of the Award other restrictions on transfer. In no event may an Option or SAR be transferred for consideration. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 13 shall be null and void.

       16.  Adjustments.

       (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Corporation or its business or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

       (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards, including, without limitation, Options, in the form of Common Stock or units denominated in Common Stock, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Corporation, any consolidation or merger of the Corporation with another corporation or entity, the adoption by the Corporation of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards, including, without limitation, Options, in the form of Common Stock or units denominated in Common Stock, (ii) the Grant Price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.

       (c)   In the event of a corporate merger,
consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its discretion, (1) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which
Section 424(a) of the Code applies, (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (3) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value of Common Stock on such date over the Grant Price of such Award.

       17. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Corporation shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Administrator may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

       18. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Corporation, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Corporation to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

       19. Section 409A of the Code. It is intended that any Awards under the Plan satisfy the requirements of Section 409A of the Code to avoid imposition of applicable taxes thereunder. Thus, notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under the Plan would result in the imposition of an applicable tax under Section 409A of the Code and related regulations and Treasury pronouncements, that Plan provision or Award will be reformed to avoid imposition of the applicable tax and no action taken to comply with Section 409A shall be deemed to adversely affect the Participant's rights to an Award.

       20. Right to Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Corporation to terminate any Participant's employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Corporation.

       21. Successors. All obligations of the Corporation under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.

       22. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Nevada.

       23. Effectiveness. The Plan was approved by the Board on May 7, 2007. The Plan will be submitted to the stockholders of the Corporation for approval at the 2007 annual meeting of stockholders and, if approved, will become effective as of July 1, 2007. If the stockholders of the Corporation should fail to so approve this Plan at such meeting, this Plan shall terminate and cease to be of any further force or effect, and all grants of Awards hereunder, if any, shall be null and void.